UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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UNITY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Unity Bancorp, Inc.

2016 PROXY

UNITY BANCORP, INC.

64 Old Highway 22

Clinton, New Jersey 08809

March 16, 2016

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Unity Bancorp, Inc. (the “Company”) to be held on April 28, 2016 at 9:30 a.m. at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889).  At the Annual Meeting, shareholders will be asked to consider and vote upon:

1.	The election of the four (4) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee.
2.	The ratification of the selection of RSM US LLP as the Company’s independent external auditors for the year ending December 31, 2016.
3.	Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Your cooperation is appreciated since a majority of the outstanding shares of Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

We are distributing our proxy materials to certain shareholders via the U.S. Securities and Exchange Commission "Notice and Access" rules. We believe this approach allows us to provide shareholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") beginning on or about March 16, 2016, rather than a paper copy of the Proxy Statement, the proxy card and our 2015 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2015. The Notice of lnternet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,

/s/   David D. Dallas

David D. Dallas

Chairman of the Board

UNITY BANCORP, INC.

64 Old Highway 22

Clinton, New Jersey 08809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2016

Notice is hereby given that the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Unity Bancorp, Inc., (the “Company”), will be held on April 28, 2016 at 9:30 a.m. at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889), for the purpose of considering and voting upon the following matters:

1.	The election of the four (4) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee.
2.	The ratification of the selection of RSM US LLP as the Company’s independent external auditors for the year ending December 31, 2016.
3.	Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Shareholders of record at the close of business on March 4, 2016, are entitled to notice of, and to vote at, the Annual Meeting.  All shareholders are cordially invited to attend the Annual Meeting.

We are distributing our proxy materials to certain shareholders via the U.S. Securities and Exchange Commission "Notice and Access" rules. We believe this approach allows us to provide shareholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") beginning on or about March 16, 2016, rather than a paper copy of the Proxy Statement, the proxy card and our 2015 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2015. The Notice of lnternet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials.

You may revoke your proxy at any time prior to the exercise of the proxy by following the voting instructions included in the Notice of Internet Availability.  The latest vote cast will control.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON APRIL 28, 2016:

You may access the Annual Report, Proxy Statement and Proxy Card at the following website:

http://www.investorvote/UNTY

By Order of the Board of Directors,

/s/   David D. Dallas

David D. Dallas

Chairman of the Board

March 16, 2016

Clinton, New Jersey

UNITY BANCORP, INC.

64 Old Highway 22

Clinton, New Jersey 08809

_____________________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2016

_____________________________

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Unity Bancorp, Inc. (the “Company”) of proxies to be voted at the Company’s 2016 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 28, 2016, and at any postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 9:30 a.m. local time.  The Annual Meeting will be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), New Jersey, (908-735-7889).  Shareholders will be admitted beginning at 9:15 a.m. local time. (Directions:  Route 78 West to Exit 12 to end of ramp, turn left onto Route 173 West and proceed to restaurant on right; or Route 78 East to Exit 11 to end of ramp, turn left on Route 614, turn right onto Route 173 East and proceed to restaurant.)

This proxy statement will first be available online on or before March 16, 2016, to shareholders.

PROXIES AND VOTING PROCEDURES

Who Can Vote?

You are entitled to vote at the Annual Meeting all shares of the Company’s Common Stock, no par value per share (the “Common Stock”), that you held as of the close of business on the record date.  Each share of Common Stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

On March 4, 2016, there were 8,455,222 shares of Common Stock outstanding.

In accordance with New Jersey law, a list of shareholders entitled to vote at the meeting will be available at the Annual Meeting.

Who Is a Record Holder?

You may own Common Stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares of Common Stock are registered directly in your name, the Company is sending the Notice of Internet Availability  directly to you.  If the record holder of your shares of Common Stock is a nominee, you will receive proxy materials from such record holder.

How Do I Vote?

Record Holders:

Online.  Please follow the instructions included in the Notice of Internet Availability.

By Attending the Annual Meeting.  If you attend the Annual Meeting, you can vote your shares of Common Stock in person.

Stock Held by Brokers, Banks and Nominees:

If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of Common Stock on March 4, 2016.

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

How Many Votes Are Required?

A quorum is required to transact business at the Annual Meeting.  The Company will have a quorum and be able to conduct the business of the Annual Meeting if the holders of a majority of the shares of Common Stock entitled to vote are present at the Annual Meeting, either in person or by proxy.

If a quorum is present, Directors will be elected by a plurality of votes cast at the Annual Meeting.  Thus, a Director may be elected even if the Director receives less than a majority of the shares of Common Stock represented at the Annual Meeting.  Approval of each of the other proposals requires the vote of a majority of those shares voting at the Annual Meeting.

How Are Votes Counted?

All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting in accordance with the instructions given.  If you sign and return your proxy card, but do not specify how you wish your shares to be voted, your shares represented by that proxy will be voted “FOR” each of the proposals listed in the notice of meeting and as recommended by the Board of Directors on any other business to be conducted at the Annual Meeting.  The Board is not aware of any other business to be conducted at the Annual Meeting.

Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting.  However, any shares not voted as a result of a marked abstention or a broker non-vote will not be counted as votes for or against a particular matter.  Accordingly, marked abstentions and broker non-votes will have no effect on the outcome of a vote.

How Does the Board Recommend that I Vote My Shares?

Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board of Directors.  The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

FOR the election of nominees for Director to serve on the Board of Directors; and

FOR ratification of RSM US LLP as the Company’s independent external auditors.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

Who Will Pay the Expenses of Proxy Distribution?

The Company will pay the expenses of the preparation of proxy materials and the solicitation of proxies.  Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company, who will receive no additional compensation for soliciting, in person or by telephone, e-mail, facsimile or other electronic means.  In accordance with the regulations of the Securities and Exchange Commission (“SEC”) and the Financial Industry Regulatory Authority (“FINRA”), the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors must consist of not less than one (1) and not more than fifteen (15) Directors.  The Board of Directors of the Company currently has twelve (12) members.  The Board of Directors is divided into three classes.

Four (4) Directors will be elected at this Annual Meeting to serve for three-year terms expiring at the Company’s Annual Meeting in 2019 and until their successors are duly elected and qualified.  All nominees are current members of the Company’s Board of Directors.

The following tables set forth, as of the record date, the names of the nominees and the names of those Directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations and employment, certain Directorships held by each, the year in which each became a Director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as Director of the Company expire.

The persons named in the enclosed proxy card will vote such proxy “FOR” the election of each of the nominees named below unless you indicate that your vote should be withheld.  If elected, each nominee will continue in office until his successor has been duly elected and qualified, or until the earliest of his death, resignation, retirement or removal.  Each of the nominees has indicated to the Company that he or she will serve if elected.  The Company does not anticipate that any of the nominees will be unable to stand for election, but if that happens, your proxy will be voted in favor of another person nominated by the Board.

The Board of Directors has nominated and recommends a vote “FOR” the election of Dr. Mary E. Gross, Mr. James A. Hughes, Mr. Aaron Tucker and Mr. Allen Tucker.

Table I — Nominees for 2016 Annual Meeting

Name, Age and Position with Company(1)	Principal Occupation During Past Five Years	Director Since (2)	Term Expires
Dr. Mary E. Gross, 55	Founder, Human Edge Resources, LLC (Human Resource Consulting);	2009	2019
Director	Former Director of Career Management Services for The Wharton
	School MBA Program for Executives
James A. Hughes, 57	President and CEO of the Company and the Bank	2002	2019
President, CEO and Director
Aaron Tucker (4), 53	President, Tucker Enterprises; Real Estate Builder and Investor	2014	2019
Director
Allen Tucker (4), 89	Chairman, Tucker Enterprises; Real Estate Builder and Investor	1995	2019
Vice Chairman

1.	Each Director of the Company is also a Director of the Bank.
2.	Includes prior service on the Board of Directors of the Bank.
3.	Allen Tucker and Aaron Tucker are father and son.

Table II – Directors of the Company Whose Terms Continue
Beyond this Annual Meeting

Name, Age and Position with Company(1)	Principal Occupation During Past Five Years	Director Since (2)	Term Expires
Wayne Courtright, 68	Consultant; Retired, Former Banker	2004	2017
Director
David D. Dallas(3), 61	Chairman of the Company and the Bank; Chief Executive Officer	1991	2017
Chairman	of Dallas Group of America, Inc. (Chemicals)
Robert H. Dallas, II(3), 69	President of Dallas Group of America, Inc. (Chemicals)	1991	2017
Director
Peter E. Maricondo, 69	Retired, Former Financial Consultant; Former Controller at GPU, Inc and	2004	2017
Director	VP/Corporate Controller at NUI Corporation (Energy)
Dr. Mark S. Brody, 63	Managing Member Financial Planning Analysts, LLC;	2002	2018
Director	Vice President of Planned Financial Programs, Inc.
Dr. Austin H. Kutscher, Jr., 64	New Jersey Licensed Physician, Hunterdon Medical Center.	2009	2018
Director
Raj Patel, 61	President/CEO of Raja Group, a real estate holding company;	2007	2018
Director	CEO of Millennium Hospitality (Hotel); Founder and Board Member
	of Rainbow Investment Group; and Founder Rainbow Distribution Group
	Group.
Donald E. Souders, Jr. , 50	Attorney/Partner Florio, Perrucci, Steinhardt & Fader	2007	2018
Director

1.	Each Director of the Company is also a Director of the Bank.
2.	Includes prior service on the Board of Directors of the Bank.
3.	David D. Dallas and Robert H. Dallas, II, are brothers.

No Director of the Company is also a Director of any other company registered pursuant to Sections 12 or 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

GOVERNANCE OF THE COMPANY

Meetings of the Board of Directors and Committee Meetings

During the fiscal year ended December 31, 2015, the Board of Directors of the Company held twelve (12) meetings, and no Director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors, and (ii) meetings of the Committees of the Board of Directors on which such Director served. The Board of Directors has determined that each of the following Directors of the Company is “independent” within the meaning of the NASDAQ’s listing standards:  Dr. Mark S. Brody, Wayne Courtright, Dr. Mary E. Gross, Dr. Austin H. Kutscher, Jr., Peter E. Maricondo, Raj Patel, Donald E. Souders, Jr., Allen Tucker and Aaron Tucker, constituting a majority of the Board.  In reviewing the independence of these Directors, the Board considered that Messrs. Brody, Courtright, Kutscher, Maricondo, Patel, Souders, Allen and Aaron Tucker and Dr. Gross engaged in ordinary course banking transactions with the Bank, including loans, if any, that were made in accordance with Federal Reserve Regulation O.  The Company’s policy is to require all Directors to attend Annual Meetings of Shareholders absent extenuating circumstances.  All of the Company’s Directors attended the Company’s 2015 Annual Meeting of Shareholders, with the exception of Dr. Mary E. Gross, who was out of the country for a family commitment.

Director Qualifications

Dr. Mark S. Brody:  Dr. Mark S. Brody has been a Director of the Company and the Bank since 2002.  Dr. Brody is also the Vice President of Planned Financial Programs, Inc. and Managing Member, Financial Planning Analysts, LLC.  Dr. Brody has extensive experience in the financial markets and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.  Dr. Brody is a prominent businessman in NJ and NY and has many contacts to generate new business for the Company.

Wayne Courtright:  Wayne Courtright has been a Director of the Company and the Bank since 2004.  Mr. Courtright is a retired banker, who has served in the capacity of Chief Lending Officer at several institutions.  Mr. Courtright is a prominent businessman in NJ and has many contacts to generate new business for the Company.  Mr. Courtright is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.

David D. Dallas:  David D. Dallas has been a Director of the Company and the Bank since 1991 and is the current Chairman.  Mr. Dallas is also the CEO of Dallas Group of America, Inc.  Mr. Dallas has extensive experience as a developer/builder of real estate, as well as in the restaurant industry, and has extensive knowledge of the NJ markets served by the Company.  Mr. Dallas is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Robert H. Dallas, II:  Robert H. Dallas, II, has been a Director of the Company and the Bank since 1991.  Mr. Dallas is the President of Dallas Group of America, Inc.  Mr. Dallas has extensive experience as a developer/builder of real estate, as well as in the restaurant industry, and has extensive knowledge of the NJ markets served by the Company.  Mr. Dallas is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Dr. Mary E. Gross:  Dr. Mary E. Gross has been a Director of the Bank since 2009 and a Director of the Company since February, 2011.  Dr. Gross is the founder of Human Edge Resources, LLC.  She is the former Director of Career Management Services for the MBA Program for Executives at The Wharton School, University of Pennsylvania.  Dr. Gross holds an MBA from the Wharton School of the University of Pennsylvania and a Bachelor’s degree in Accounting from the University of Maryland and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.  Her experience in human resources assists the Board in its oversight of the Company’s operations.

James A. Hughes:  James A. Hughes has been a Director of the Company and the Bank since 2002.  Mr. Hughes has a Bachelor’s degree in Accounting from Mount St. Mary’s, a Master’s degree in Business Administration from Seton Hall University and is a Certified Public Accountant.  Prior to Unity Bank, Mr. Hughes was a Senior Vice President at Summit Bancorp and also worked in public accounting for KPMG.  The Board believes that it is important that Mr. Hughes, as the senior managing officer of the Company and the Bank, participate in all Board deliberations and decisions.

Dr. Austin H. Kutscher, Jr.:  Dr. Austin H. Kutscher, Jr., has been a Director of the Bank since 2009 and of the Company since 2014.  Dr. Kutscher has been a cardiologist at the Hunterdon Medical Center for 34 years.  He has also served as Mayor of Flemington for 11 years.  He is the Managing Partner of the Hunterdon Medical Office Building.  He has also served as the Governor of the NJ Chapter of the American College of Cardiology.  Dr. Kutscher is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Peter E. Maricondo:  Peter E. Maricondo has been a Director of the Company and the Bank since 2004.  Mr. Maricondo is a retired financial consultant.  Prior to financial consulting, Mr. Maricondo served as the Vice President/Corporate Controller at GPU, Inc. and the Vice President/Corporate Controller at NUI Corporation.  He also worked in public accounting as a Certified Public Accountant with an international accounting firm.  Mr. Maricondo holds an MBA degree in Accounting from Seton Hall University and is considered to be an Audit Committee financial expert as such term is defined by SEC regulations.

Raj Patel: Raj Patel has been a Director of the Company since 2008 and a Director of the Bank since 2007.  Mr. Patel is currently serving as the President and CEO of the Raja Group, a real estate holding company and CEO of Millennium Hospitality.  Mr. Patel is also the founder and a Board member of Rainbow Distribution Group.  Mr. Patel holds a Bachelor’s degree in Engineering from SP University in India.  Mr. Patel is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Donald E. Souders, Jr.:  Donald E. Souders, Jr., has been a Director of the Bank since 2007 and of the Company since 2014.  Mr. Souders is a practicing attorney and partner in the law firm of Florio Perrucci Steinhardt & Fader, with offices in NJ and PA.  Mr. Souders is a prominent attorney practicing in NJ and PA and has many contacts to generate new business for the Company.  In addition, his experience as an attorney provides the Board with a critical point of view on many issues considered by the Board.

Aaron Tucker:  Aaron Tucker has been a Director of the Bank since 2014 and the Company since 2015.  Mr. Tucker is the President of Tucker Enterprises.  Mr. Tucker has extensive experience as a developer/builder of real estate and has extensive knowledge of the NJ markets served by the Company.  Mr. Tucker is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Allen Tucker:  Allen Tucker has been a Director of the Company and the Bank since 1995 and is the current Vice Chairman.  Mr. Tucker is also the founder and Chairman of Tucker Enterprises.  Mr. Tucker has extensive experience as a developer/builder of real estate and has extensive knowledge of the NJ markets served by the Company.  Mr. Tucker is a prominent businessman in NJ and has many contacts to generate new business for the Company.

Diversity

Diversity in knowledge, skills and experience is considered by the Board of Directors when evaluating nominees.  From time to time, the Corporate Governance and Nominating Committee may develop specific additional selection criteria for Board membership, taking into consideration current Board composition and ensuring that the appropriate knowledge, skills and experience are represented.

Board Leadership

Historically, the Company has separated the positions of CEO and Board Chairman, with the Board Chairman’s position being filled by a non-employee member of the Board.  The Board believes that this structure has been the most appropriate for the Company because it provides the Board with an additional diversity of views on managing the Company and provides the Board with greater independent leadership.

Risk Oversight

Risk is an inherent part of the business of banking.  Risks faced by the Bank include credit risk relating to its loans and interest rate risk related to its entire balance sheet.  The Board of Directors oversees these risks through the adoption of policies and by delegating oversight to certain Board committees, including the Executive Loan and Risk Management Committees.

Audit Committee

The Company maintains an Audit Committee of the Board of Directors, which consisted of Chairman Peter E. Maricondo, and Directors Mark S. Brody, Wayne Courtright and Mary E. Gross during the fiscal year ended December 31, 2015.  The Audit Committee met five (5) times in 2015, and also held three (3) telephone conference calls with its external auditors.  All Directors who serve on the Audit Committee are “independent” under the heightened NASDAQ listing standards and the SEC’s rules applicable to audit committees.  The Board has determined that each of Messrs. Maricondo, Brody and Courtright and Dr. Gross, are considered “Audit Committee financial experts” as defined in Item 401(h) of the SEC’s Regulation S-K.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Board has adopted a written charter setting forth the functions of the Audit Committee.  The functions of the Audit Committee are to:  (i) monitor the integrity of the Company’s financial reporting process and systems of internal controls; (ii) monitor the independence and performance of the Company’s external audit and internal auditing functions and determine the engagement of the external and internal auditors; (iii) provide avenues of communication among the external and internal auditors and the Board of Directors; (iv) review and monitor compliance with the Company’s Bank Secrecy Act (“BSA”) policy, procedures and practices; and (v) review and monitor compliance with the Company’s policies, procedures and practices.  The Audit Committee reviews this charter annually in order to assure compliance with current SEC and NASDAQ rule-making and to assure that the Audit Committee’s functions and procedures are appropriately defined and implemented.  A copy of our Audit Committee charter is available on our website at www.unitybank.com.

The Audit Committee also reviews and evaluates the recommendations of the Company’s independent certified public accountant, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such regulatory reports and informs the Board of the results of their analysis of the regulatory reports.  In addition, the Audit Committee receives reports directly from the Company’s internal auditors and recommends any action to be taken in connection therewith.

Human Resources (“HR”)/Compensation Committee

The HR/Compensation Committee consisted of Chairman Mark S. Brody and Directors Mary E. Gross, Austin H. Kutscher, Jr., Peter E. Maricondo and Donald E. Souders, Jr. during the fiscal year ended December 31, 2015.  The HR/Compensation Committee met three (3) times in 2015.  As of the date hereof, Mark S. Brody, Mary E. Gross, Austin H. Kutscher, Jr., Peter E. Maricondo and Donald E. Souders, Jr. are considered to be “independent” for purposes of NASDAQ Compensation Committee standards.

The HR/Compensation Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibilities with respect to human resources issues, policies relating to human resources and compensation of employees, including executive compensation.  The HR/Compensation Committee performs functions that include monitoring human resources and compensation issues and practices, both internally and in the marketplace, conducting surveys and studies as to these issues, keeping abreast of current developments in the relevant fields, developing compensation ranges/grades, human resources policies and employment manual updates.  Based on the results of its activities, the HR/Compensation Committee sets the compensation for our executive officers and for the members of our Board.  The HR/Compensation Committee does not delegate its authority regarding compensation.  Currently, no consultants are engaged or used by the HR/Compensation Committee for purposes of determining or recommending compensation levels.

The Board of Directors has adopted a written charter for the HR/Compensation Committee which is available on our website at www.unitybank.com.

HR/Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee “interlocks,” which generally means that no executive officer of the Company or the Bank served as a director or member of the Compensation Committee of another entity one of whose executive officers serves as a member of the HR/Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consisted of Chairman Mary E. Gross and Directors Austin H. Kutscher, Jr., Peter E. Maricondo and Donald E. Souders, Jr., during the fiscal year ended December 31, 2015.  The Corporate Governance and Nominating Committee met 2 (two) times in 2015.  In accordance with the marketplace rules of the Nasdaq Global Market, the Corporate Governance and Nominating Committee is currently, and was during 2015, composed entirely of independent non-management members of the Board of Directors.  The committee operates under a written charter approved by the Board.  A copy of the charter is available on the Company’s website at www.unitybank.com.

The Corporate Governance and Nominating Committee’s responsibilities include:

•	Developing and recommending to the Board a set of corporate governance principles applicable to the Company, and fulfilling the duties of the Committee as specified in such governance principles;
•	Assisting the Board in determining the size and composition of the Board of Directors and its Committees;
•

Assisting the Board in identifying qualified individuals to be considered for nomination by the Board for election as directors at any meeting of shareholders, including considering proposals made by shareholders and others to nominate specific individuals to the Board of Directors;

•	Overseeing the biennial evaluation of the Board.

The Corporate Governance and Nominating Committee carefully considers all candidates for Director that are recommended by the Company’s shareholders, and will not evaluate such candidate recommendations any differently from the way it evaluates candidates recommended by the Corporate Governance and Nominating Committee. In its evaluation of each proposed candidate, the Corporate Governance and Nominating Committee considers many factors including, without limitation, the individual’s experience, character, demonstrations of judgment and ability, and financial and other special expertise. The Corporate Governance and Nominating Committee is also authorized to obtain the assistance of an independent third party to complete the process of finding, evaluating and selecting suitable candidates for Director. Candidates must be at least 30 years old. Any shareholder, who wishes to recommend an individual as a nominee for election to the Board of Directors, should submit such recommendation in writing to the Corporate Secretary of the Company, together with information regarding the experience, education and general background of the individual and a statement as to why the shareholder believes such individual to be an appropriate candidate for Director of the Company. Such recommendation should be provided to the Company no later than the deadline for submission of shareholder proposals with respect to the annual meeting at which such candidate, if recommended by the Corporate Governance and Nominating Committee to the Board of Directors and approved by the Board of Directors, the candidate would then be proposed for election.

Communications with the Board of Directors

The Company encourages shareholder communications with the Board of Directors, but does not have a formal process.  All such communications should be directed to the Chief Executive Officer of the Company, who will circulate them to the other members of the Board.  The Board does not screen shareholder communications through management.

Code of Ethics

The Company has adopted a Code of Ethics in accordance with SEC regulations, applicable to the Company’s Chief Executive Officer, Chief Financial Officer, other senior officers and the Board of Directors.  Our Code of ethics is available on our website at www.unitybank.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015, was RSM US LLP.  Representatives of RSM US LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to the Company’s Independent Registered Public Accounting Firm during Fiscal Years 2015 and 2014

	2015	2014
Audit fees (1)	$ 237,500	$ 190,959
Audit related fees (2)	31,500	26,000
Other fees (3)	11,000	80,000
Total	$ 280,000	$ 296,959

(1) Includes those fees required for reporting on the Company's consolidated financial statements.  2015 includes additional costs related to FDICIA compliance, as the Company has exceeded $1 billion in consolidated assets.

(2) Includes fees related to audits of the Company's employee benefit plans and audit procedures relating to the U.S. Department of Housing and Urban Development (HUD) reporting requirements.

(3) Includes fees related to the S-8 filing in 2015 and the S-1 filings in 2014.

Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent external auditors.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent external auditors.  Under the policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.  For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.  The Audit Committee has approved an exception to this pre-approval policy, allowing Management to engage the Company’s independent auditor to provide permissible non-audit services, provided that the total cost of such services, in the aggregate, does not exceed $10,000 in any year.  Management will then report the engagement to the Audit Committee at its next meeting.  All audit and permissible non-audit services provided by RSM US LLP to the Company for the fiscal years ended 2015 and 2014 were approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee meets at least four (4) times per year to consider the adequacy of the Company’s financial controls and the objectivity of its financial reporting.  The Audit Committee meets with RSM US LLP, the Company’s independent registered public accounting firm and the Company’s internal auditors, who have unrestricted access to the Audit Committee.

Management of the Company has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls.  The independent registered public accounting firm audits internal controls and the financial statements prepared by Management, expresses an opinion as to whether those financial statements fairly represent the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discusses with the Audit Committee any issues they believe should be raised with the Committee.

In connection with this year’s financial statements, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s officers and RSM US LLP, the Company’s independent registered public accounting firm.  The Audit Committee has discussed with RSM US LLP the matters required to be discussed by PCAOB Auditing Standards No. 16, Communications with Audit Committees.  The Audit Committee also received the written disclosures and letters from RSM US LLP that are required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committee Concerning Independence and have discussed such independence with representatives of RSM US LLP.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the U.S. Securities and Exchange Commission.

Peter E. Maricondo, Chairman

Dr. Mark S. Brody

Wayne Courtright

Dr. Mary E. Gross

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of  February 15, 2016, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in this Proxy Statement under the caption “Executive Compensation,” and (iv) all Directors and Executive Officers of the Company as a group.

Name and Position With Company(1)	Number of Shares Beneficially Owned (2)		Percent of Class
Dr. Mark S. Brody, Director	335,189	(3)	3.96%
Wayne Courtright, Director	105,132	(4)	1.24%
David D. Dallas, Chairman	1,545,469	(5)	18.25%
Robert H. Dallas, II, Director	1,545,469	(6)	18.25%
Dr. Mary E. Gross, Director	10,978	(7)	0.13%
Dr. Austin H. Kutscher, Jr., Director	13,229	(8)	0.16%
Peter E. Maricondo, Director	32,333	(9)	0.38%
Raj Patel, Director	26,821	(10)	0.32%
Donald E. Souders, Jr., Director	25,070	(11)	0.30%
Aaron Tucker, Director	29,000	(12)	0.34%
Allen Tucker, Vice Chairman	382,611	(13)	4.52%
James A. Hughes, President and Director	113,260	(14)	1.34%
Alan J. Bedner, Exec. V.P. and Chief Financial Officer	69,639	(15)	0.82%
John J. Kauchak, Exec. V.P. and Chief Operating Officer	96,468	(16)	1.13%
Directors and Executive Officers of the Company as a Group (14 persons)	2,876,283	(17)	32.87%
5% Shareholders:
Wellington Management Group LLP	559,918	(18)	6.64%
Endicott Opportunity Partners IV, L.P.	600,577	(19)	7.10%
Bank Funds Company LLC	635,725	(20)	7.60%
Basswood Capital Management, LLC	647,551	(21)	7.70%

1.

The address for Wellington Management Group LLP is 280 Congress Street, Boston, Massachusetts, 02210.  The address for Endicott Opportunity Partners IV, L.P. is 570 Lexington Avenue, 37th Floor, New York, NY 10022.  The address for Bank Funds Company LLC is 20 North Wacker Drive, Suite 3300, Chicago, IL 60606-3105.    The address for Basswood Capital Management, LLC is 645 Madison Avenue, 10th Floor, New York, NY 10022.   The address for all other listed persons is c/o Unity Bank, 64 Old Highway 22, Clinton, New Jersey, 08809.

2.

Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power.  It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option.  Unless otherwise noted, all shares are owned of record and beneficially by the named person.

3.

Includes 44,000 shares held jointly with his spouse, and 14,956 shares issuable upon the exercise of immediately exercisable options.  Also includes 36,456 shares registered to Financial Planning Analysts and owned by Dr. Brody; 7,049 shares in Dr. Brody’s own name; 11,550 shares in an SEP-IRA account in his own name; and 210,778 shares held in a master account at Financial Planning Analysts over which Dr. Brody has no voting authority, but has dispositive power.  Also includes a total of 10,400 shares of Restricted Stock granted as follows:  2,000 shares granted on November 17, 2011 which are fully vested; 2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.

4.

Includes 79,776 shares in Mr. Courtright’s own name and 14,956 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 10,400 shares of Restricted stock granted as follows: 2,000 shares granted on November 17, 2011 which are fully vested; 2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.

5.

Includes 5,826 shares in Mr. David Dallas’ own name and 14,956 shares issuable upon the exercise of immediately exercisable options.  Shares also disclosed as beneficially owned by Mr. Dallas are 1,514,040 shares held by Dallas Financial Holdings, LLC., which includes 4,060 shares issued through a Dividend Reinvestment Plan, and are also disclosed as beneficially owned by Mr. Robert H. Dallas II.  Also includes a total of 10,647 shares of Restricted Stock granted as follows:

2,000 shares granted on November 17, 2011 which are fully vested;  2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.  Also includes 247 shares issued through a Dividend Reinvestment Plan.

6.

Includes 5,826 shares in Mr. Robert Dallas’ own name and 14,956 shares issuable upon the exercise of immediately exercisable options.  Shares also disclosed as beneficially owned by Mr. Dallas are 1,514,040 shares held by Dallas Financial Holdings, LLC., which includes 4,060 shares issued through a Dividend Reinvestment Plan, and are also disclosed as beneficially owned by Mr. David D. Dallas.  Also includes a total of 10,647 shares of Restricted Stock granted as follows:  2,000 shares granted on November 17, 2011 which are fully vested; 2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.  Also includes 247 shares issued through a Dividend Reinvestment Plan.

7.

Includes 3,678 shares in Dr. Gross’ own name.  Also includes a total of 7,300 shares of Restricted Stock granted as follows:  1,500 shares remaining of an original 2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 1,800 shares remaining of an original 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.

8.

Includes 2,627 shares in Dr. Kutscher’s own name.  Also includes a total of 10,602 shares of Restricted Stock granted as follows:  2,000 shares granted on November 17, 2011 which are fully vested; 2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.  Also includes 202 shares issued through a Dividend Reinvestment Plan.

9.

Includes 6,859 shares in Mr. Maricondo’s own name and 14,956 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 10,400 shares of Restricted Stock granted as follows:   2,000 shares granted on November 17, 2011 which are fully vested; 2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.

10.

Includes 9,521 shares in Mr. Patel’s own name and 12,200 shares issuable upon the exercise of immediately exercisable options. Also includes a total of 5,100 shares of Restricted Stock granted as follows:  500 shares remaining of an original 2,000 granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 1,200 shares remaining of an original 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 1,800 shares remaining of an original 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.

11.

Includes 2,470 shares in Mr. Souders’ own name; 12,200 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 10,400 shares of Restricted Stock granted as follows:  2,000 shares granted on November 17, 2011 which are fully vested; 2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.

12.

Includes 25,000 shares in Mr. Aaron Tuckers’ own name.  Also includes a total of 4,000 shares of Restricted Stock granted as follows:  2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.

13.

Includes 296,850 shares in Mr. Allen Tucker’s own name; 14,956 shares issuable upon the exercise of immediately exercisable options; and 60,158 shares held by Mr. Tucker’s spouse in her name.  Mr. Tucker disclaims beneficial ownership of the shares held by his spouse in her own name.  Also includes a total of 10,400 shares of Restricted Stock granted as follows:  2,000 shares granted on November 17, 2011 which are fully vested; 2,000 shares granted on December 4, 2012, which vest in 500 share increments over four (4) years commencing December 4, 2013; 2,400 shares granted on November 21, 2013, which vest in 600 share increments over four (4) years commencing November 21, 2014; 2,400 shares granted on January 2, 2015, which vest in 600 share increments over four (4) years commencing January 2, 2016; and 1,600 shares granted on January 5, 2016, which vest in 400 share increments over four (4) years commencing January 5, 2017.  Also includes 247 shares issued through a Dividend Reinvestment Plan.

14.

Includes 64,268 shares in Mr. Hughes’ own name, 6,906 shares held in his 401(k), and 24,886 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 17,200 shares of Restricted Stock granted as follows:  5,000 shares remaining of an original 10,000 shares granted on November 17, 2011; 7,500 shares remaining of an original 10,000 shares granted on March 5, 2013, which vest in 2,500 share increments over four (4) years commencing March 5, 2014; 2,000 shares granted on March 27, 2014, which vest in 500 share increments over four (4) years commencing March 27, 2015; and 2,400 shares granted on January 29, 2015, which vest in 600 share increments over four (4) years commencing January 29, 2016.

15.

Includes 500 shares in Mr. Bedner’s own name, 3,740 shares held in his 401(k) and 58,402 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 5,250 shares of Restricted Stock granted as follows:  750 shares remaining of an original 3,000 shares granted on November 17, 2011;  1,000 shares remaining of an original 2,000 shares granted on March 5, 2013, which vest in 500 share increments over four (4) years commencing March 5, 2014;  1,500 shares remaining of an original 2,000 shares granted on March 3, 2014, which vest in 500 share increments over four (4) years commencing March 3, 2016; and 2,000 shares granted on March 17, 2015, which vest in 500 share increments over four (4) years commencing March 17, 2016.

16.

Includes 35,399 shares in Mr. Kauchak’s own name and includes 53,069 shares issuable upon the exercise of immediately exercisable options.  Also includes a total of 8,000 shares of Restricted Stock granted as follows:  2,000 shares granted on November 17, 2011, which vest in 500 shares increments over four (4) years commencing November 17, 2012;  2,000 shares granted on March 5, 2013, which vest in 500 share increments over four (4) years commencing March 5, 2014;  2,000 shares granted on March 3, 2014, which vest in 500 share increments over four (4) years commencing March 3, 2015; and 2,000 shares granted on March 17, 2015, which vest in 500 share increments over four (4) years commencing March 17, 2016.

17.	Includes 250,493 shares issuable upon the exercise of immediately exercisable options.

18.

All information regarding the number of shares beneficially owned and the percent of ownership by Wellington Management Group LLP, was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 11, 2016.

19.

All information regarding the number of shares beneficially owned and the percent of ownership by Endicott Opportunity Partners IV, L.P., was obtained from the 13G filed with the U.S. Securities and Exchange Commission on October 19, 2015.

20.

All information regarding the number of shares beneficially owned and the percent of ownership by Bank Funds Company LLC, was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 10, 2016.

21.

All information regarding the number of shares beneficially owned and the percent of ownership by Basswood Capital Management LLC, was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 11, 2016.

None of the shares disclosed on the table above are pledged as security for any extension of credit.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid to the Chief Executive Officer and the next two (2) other most highly compensated executive officers of  the  Company earning in excess of $100,000 (the “named executive officers” or “NEOs”) as of the fiscal year ended December 31, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)**	Non-equity Incentive Plan Compensation	All Other Compensation ($)		Total ($)
				(1)	(2)
James A. Hughes	2015	312,000	125,625	29,928	39,214	-	944,774	(3)	1,451,541
President/CEO	2014	300,014	84,207	18,860	27,725	-	23,204		454,010
Alan J. Bedner	2015	193,674	56,938	24,940	37,801	-	8,522	(4)	321,875
EVP/CFO	2014	188,032	54,766	18,860	31,163	-	8,053		300,874
John J. Kauchak	2015	178,100	54,301	24,940	37,801	-	8,866	(5)	304,008
EVP/COO	2014	172,900	55,011	18,860	31,163	-	7,747		285,681

*Restricted Stock

**Non-Qualified Stock Options

(1)	Represents the full grant award with the end of year fair value of the award. See Note 18 to our audited financial statements. The awards are subject to vesting requirements.
(2)	Represents the full grant date fair value of the award. See Note 18 to our audited financial statements. The awards are subject to vesting requirements.
(3)

Mr. Hughes’ other compensation for 2015 consisted of :  $2,831 for personal use of a company automobile, $8,872 interest earned on his deferred compensation plan, $9,628 company matching contribution to his 401(k) and $923,443 allocated under the SERP plan, of which $830,000 was related to a prior service catchup while the balance represented the current year expense of this benefit.  For 2014 other compensation consisted of:  $1,893 for personal use of a country club membership, $3,786 for personal use of a company automobile, $8,058 interest earned on his deferred compensation plan and $9,467 company matching contribution to his 401(k).

(4)

Mr. Bedner’s other compensation for 2015 consisted of:  $486 for personal use of a country club membership and an $8,036 Company matching contribution to his 401(k).  For 2014 other compensation consisted of:  $540 for personal use of a country club membership and a $7,513 company matching contribution to his 401(k).

(5)

Mr. Kauchak’s other compensation for 2015 consisted of: $1,798 interest earned on his deferred compensation plan and $7,068 for company matching contribution to his 401(k).  For 2014 other compensation consisted of:  $1,723 interest earned on his deferred compensation plan and $6,024 for Company matching contribution to his 401(k).

Employment Agreement

The Company and the Bank entered into an Amended and Restated Employment Agreement with Mr. Hughes on May 21, 2015, revising the March 26, 2005, First Amendment to the Employment Agreement with Mr. Hughes with respect to his services as President of the Company and the Bank.

Under this Amended and Restated Employment Agreement, Mr. Hughes will receive an annual base salary, subject to annual review and, in the discretion of the HR/Compensation Committee of the Board of Directors of the Company (“Committee”), adjustments based on factors deemed appropriate by the Committee.  Mr. Hughes may also receive such additional cash bonuses as the Committee may authorize in its discretion.  Mr. Hughes is entitled to participate in such benefit programs as are made available to employees of the Company, and to participate in such stock option or stock bonus plans as the Committee may, in its discretion, determine.  Mr. Hughes’ agreement contains provisions for the payment of severance and payments upon a change in control. See “Potential Payments upon Termination or Change in Control.”

Non-qualified Deferred Compensation - Supplemental Executive Retirement Plan

The Company and the Bank entered into a Supplemental Executive Retirement Plan (the “SERP’) with Mr. Hughes on June 4, 2015.  The SERP will provide Mr. Hughes with certain supplemental non-qualified retirement benefits.

Upon separation from service after age 66, Mr. Hughes will be entitled to an annual benefit in the amount of $156,000 subject to annual 2% increases.  Mr. Hughes commenced vesting in this retirement benefit on January 1, 2014, and will vest an additional 3% each year until fully vested on January 1, 2024.  In the event that Mr. Hughes’ separation from service from the Registrant were to occur prior to full vesting, Mr. Hughes would be entitled to and shall be paid the vested portion of the retirement benefit calculated as of the date of separation from service.

Notwithstanding the foregoing, upon a Change in Control, and provided that within 6 months following the Change in Control Mr. Hughes is involuntary terminated for reasons other than “cause” or Mr. Hughes resigns for “good reason”, as such is defined in the SERP, or Mr. Hughes voluntarily terminates the his employment after being offered continued employment in a position that is not a “Comparable Position”, as such is also defined in the SERP, Mr. Hughes shall become 100% vested in the full retirement benefit.

The following table sets forth certain information regarding non-qualified deferred compensation benefits during the Company’s fiscal year ended December 31, 2015.

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate balance at last FYE ($)
James A Hughes	SERP	-	923,443	-	-	923,443

The following table sets forth information regarding outstanding equity awards to the NEOs at December 31, 2015.

OPTION EQUITY AWARDS AT FISCAL YEAR-END (12/31/15)
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
James A. Hughes	7,718	-	-	12.62	1/25/2017	5,000	62,350	-	-
	7,350	-	-	7.70	2/28/2018	1,500	18,705	-	-
	3,150	-	-	7.48	4/2/2018	2,400	29,928	-	-
	3,334	6,666	-	7.97	3/27/2024
	-	10,000	-	9.14	1/29/2025

Alan J. Bedner	7,718	-	-	12.62	1/25/2017	1,000	12,470	-	-
	7,350	-	-	7.70	2/28/2018	1,500	18,705	-	-
	15,000	-	-	6.66	5/26/2021	2,000	24,940	-	-
	15,000	-	-	6.40	11/17/2021
	10,000	5,000	-	6.02	3/5/2023
	3,334	6,666	-	7.87	3/3/2024
	-	10,000		9.11	3/17/2025

John J. Kauchak	7,718	-	-	12.62	1/25/2017	1,000	12,470	-	-
	7,350	-	-	7.70	2/28/2018	1,500	18,705	-	-
	8,000	-	-	3.98	12/10/2019	2,000	24,940	-	-
	10,000	-	-	6.66	5/26/2021			-	-
	10,000	-	-	6.40	11/17/2021			-	-
	6,667	3,333	-	6.02	3/5/2023			-	-
	3,334	6,666	-	7.87	3/3/2024
	-	10,000	-	9.11	3/17/2025

Potential Payments upon Termination oR Change in Control

Employment Agreement

Mr. Hughes’ employment may be terminated at any time for “cause” as defined in the Employment Agreement, or without “cause.”  In the event that Mr. Hughes is terminated without “cause” or resigns for “good cause” (as defined under the Employment Agreement and discussed below), he is entitled to receive a severance amount equal to 18 months of his then current base salary.  Such amount shall be paid in equal installments in the same manner in which Mr. Hughes compensation was paid through the date of termination.   Mr. Hughes will also continue to receive hospital, health, medical, and life insurance and such other benefits to which he had been entitled at the date of termination for such 18-month period, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes.  “Good Cause” under the Employment Agreement includes a material reduction in Mr. Hughes’ duties and responsibilities or any reduction in his base salary.

In addition, if Mr. Hughes’ employment with the Company or any successor terminates within 18 months after a “change in control” of the Company, as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to 18 months of his then current base salary plus any cash bonus received by Mr. Hughes during the preceding fiscal year.  Such amount shall be paid in installments in the same manner in which Mr. Hughes’ compensation was paid through the date of termination. The Company, or its successor, will be required to maintain Mr. Hughes’ hospital, health, medical and life insurance coverage during the 36-month period following his termination, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes.  All unvested stock options and stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon the occurrence of a change in control.

Mr. Hughes’ employment agreement defines a change in control as including:  any event requiring the filing of a Current report on Form 8-K to announce a change in control; any person acquiring 35% or more of the Company’s voting power; if persons who serve on the Board at the beginning of the period fail to make up a majority of the Board at the end of the period; if the Company fails to satisfy the listing criteria for any exchange on which its shares are traded due to the number of shareholders or the number of round lot holders; or if the Board of the Company approves any transaction after which the shareholders of the Company fail to control 51% of the voting power of the resulting entity.

Furthermore, if Mr. Hughes’ employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to 18 months of his then current base salary plus any cash bonus received by Mr. Hughes during the preceding fiscal year.  Such amount shall be paid in installments in the same manner in which Mr. Hughes’ compensation was paid through the date of termination. In the event Mr. Hughes becomes entitled to the foregoing amounts due to this termination within 18 months of a Significant Acquisition, all unvested stock options or stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon such termination.

“Significant Acquisition” under the Employment Agreement means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company.  Mr. Hughes’ Employment Agreement has a term of three (3) years; however, for each day elapsed during the term, a day will be added at the end of the term so that the term will be extended on a rolling basis to be three (3) years at any point in time, unless either party shall have provided written notice to the other of its desire to cease such extensions.  In addition, the term of Mr. Hughes’ Employment Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the FDIC or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which (in any way) restricts the payment of any amounts or benefits which may become due under Mr. Hughes’ Employment Agreement.

Following a Change in Control Mr. Hughes is also subject to a non-compete covenant and a non-solicitation covenant with respect to officers and employees of the Registrant and the Bank, in each case for a period of 18 months following termination of Mr. Hughes’ employment.

The following table summarizes the potential payments to Mr. Hughes if a triggering event occurred on December 31, 2015.

Payments and Benefits	Termination without cause	Termination following a change in control
Cash Compensation	$ 468,000	$ 593,625
Health Benefits	17,006	34,011
SERP Contribution	-	1,148,783
Total	$ 485,006	$ 1,776,419

Retention Agreements

The Company also entered into Retention Agreements with Messrs. Bedner and Kauchak. Each of the Retention Agreements provides that the executive may be terminated at any time for “cause” as defined in the applicable Retention Agreement or without “cause.” In the event that the executive is terminated without “cause” or resigns for “good cause” (as defined under the applicable Retention Agreement and discussed below), the executive is entitled to receive a severance amount equal to12 months of the executive’s then current base salary. Such amount shall be paid in a lump sum payment (within 30 days of the termination of the executive). In addition, the executive will continue to receive medical, life insurance and other benefits to which the executive had been entitled at the date of termination for 12 months, unless and until the executive obtains new employment during such period and such new employment provides for such benefits to be provided to the executive. “Good Cause” under the Retention Agreements includes a material reduction in the executive’s duties and responsibilities or any reduction in the executive’s base salary.

In addition, if the executive’s employment with the Company or any successor terminates within 18 months after a “change in control” of the Company, as defined under the Retention Agreements (regardless of the reason for such termination), the executive will be entitled to receive an amount equal to twice the executive’s annual base salary at the date of termination, plus the aggregate amount of any cash bonuses paid to the executive during the preceding fiscal year. Such amount shall be paid in one lump sum payment (within 30 days of the executive’s termination subsequent to a “change in control”). The Company or its successor will be required to maintain the executive’s hospital, health, medical and life insurance coverage for such 24-month period. All unvested stock options and stock option grants previously granted to the executive shall accelerate and immediately vest upon the occurrence of a change in control.

Furthermore, if the executive’s employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the Retention Agreements (regardless of the reason for such termination), the executive will be entitled to receive an amount equal to twice the amount of the executive’s annual base salary at the date of termination, plus the aggregate amount of any cash bonus paid to the executive during the preceding fiscal year. Such amount shall be paid  in one lump sum payment (within 30 days of the termination of the executive subsequent to a “Significant Acquisition.”) The Company is also required to maintain the executive’s hospital, health, medical and life insurance benefits coverage during such 24-month period, unless and until the executive obtains new employment during such period and such new employment provides for such benefits to be provided to the executive. In the event the executive becomes entitled to the foregoing amounts due to termination within 18 months of a Significant Acquisition, all unvested stock options and stock awards previously granted to the executive shall accelerate and immediately vest upon such termination. “Significant Acquisition” under the Retention Agreements means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company. Each Retention Agreement has a term of three years; however, in the event that the term of the Retention Agreement would terminate at any time after the Company has engaged in substantive negotiations regarding a transaction that would lead to a change in control, the Retention Agreement shall continue to remain in full force and effect until the earlier to occur of (i) the effectuation of the transaction leading to the change in control, or (ii) the termination of the negotiations for the proposed transaction, which would have resulted in the change in control. In addition, the term of each Retention Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the FDIC or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which in any way restricts the payment of an award or benefits under the Retention Agreement.

The following table shows the payouts which would be made to each of Messrs. Bedner, and Kauchak in the event their employment is terminated without cause and in the event that their employment is terminated following a change in control or significant acquisition:

Name	Termination without cause	Termination following a change in control
Alan J. Bedner	$193,674	$444,286
John J. Kauchak	$178,100	$464,802

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) *	Option Awards ($)	All Other Compensation ($) **	Total ($)
Dr. Mark S. Brody (1)	12,400	22,368	0	10,000	44,768
Wayne Courtright (2)	20,200	22,368	0	10,000	52,568
Dave D. Dallas (3)	16,600	22,368	0	10,000	48,968
Robert H. Dallas, II (4)	15,000	22,368	0	10,000	47,368
Dr. Mary E. Gross (5)	12,200	22,368	0	10,000	44,568
Dr. Austin H. Kutscher, Jr. (6)	9,600	22,368	0	10,000	41,968
Peter E. Maricondo (7)	13,700	22,368	0	10,000	46,068
Raj Patel (8)	15,000	22,368	0	10,000	47,368
Donald E. Souders, Jr. (9)	9,600	22,368	0	10,000	41,968
Aaron Tucker (10)	16,500	22,368	0	10,000	48,868
Allen Tucker (11)	20,100	22,368	0	10,000	52,468

*Represents the full grant date fair value of the award.

** Represents the retainer paid for service on the Board of Directors during 2015.

1.	At December 31, 2015, Dr. Brody held exercisable options to purchase 14,956 shares of stock.
2.	At December 31, 2015, Mr. Courtright held exercisable options to purchase 14,956 shares of stock.
3.	At December 31, 2015, Mr. D. Dallas held exercisable options to purchase 14,956 shares of stock.
4.	At December 31, 2015, Mr. R. Dallas II held exercisable options to purchase 14,956 shares of stock.
5.	At December 31, 2015, Dr. Gross held exercisable options to purchase 0 shares of stock.
6.	At December 31, 2015, Dr. Kutscher held exercisable options to purchase 0 shares of stock.
7.	At December 31, 2015, Mr. Maricondo held exercisable options to purchase 14,956 shares of stock.
8.	At December 31, 2015, Mr. Patel held exercisable options to purchase 12,200 shares of stock.
9.	At December 31, 2015, Mr. Souders held exercisable options to purchase 12,200 shares of stock.
10.	At December 31, 2015, Mr. Aaron Tucker held exercisable options to purchase 0 shares of stock.
11.	At December 31, 2015, Mr. Allen Tucker held exercisable options to purchase 14,956 shares of stock.

Directors of the Company do not receive per meeting fees for their service on the Company’s Board of Directors.  The Bank’s Board of Directors received an $10,000 retainer for service on the Board of Directors in 2015.  Directors also receive cash compensation for their service on the Board of Directors of the Bank.  Directors receive $600 for attendance at each Bank Board of Directors’ meeting, and between $200 and $600 for attendance at each Bank Committee meeting.  The Chairman of the Board and the Chairman of each individual Committee receive an additional $100 per meeting.

The Directors are eligible to participate in the Company’s stock bonus and stock option plans.  On January 2, 2015, the Company’s non-employee Directors were each granted 2,400 shares of restricted stock for their service in 2015.  The shares were granted at a fair value of $9.32 per share, which vest in 600 share increments over four (4) years commencing January 2, 2016.

Management and Director Deferred Fee Plan

Each of the Directors of the Company has the option to elect to defer up to 100% of his or her respective retainer and Board fees, while Executive Management may defer up to 100% of their bonuses.  The crediting rate of the deferred account balance is equal to the prime rate plus 100 basis points with a minimum of 4% and a maximum of 10%, adjusted annually and compounded monthly.  Each Director and Executive is 100% vested in his deferred account balance.  The retirement age under the plan is 65, and the benefit payment is paid in annual installments for 10 years or as a lump sum.  The death benefit under the plan is 100% of the account balance paid to the participant’s beneficiary in annual installments for 10 years or a lump sum if death occurs prior to retirement.  During the Company’s fiscal year ended December 31, 2015, Director Mark S. Brody received interest of $11,270.87 on his account balance; Director Austin H. Kutscher received interest of $2,616.42 on his account balance.  No other directors participated in the plan.  During the Company’s fiscal year ended December 31, 2015, Executive James A. Hughes received interest of $8,871.77 on his account balance; Executive John J. Kauchak received interest of $1,798.00 on his account balance.  No other executives participated in the plan.

Interest of Management and Others in Certain Transactions; Review, Approval or Ratification of Transactions with Related Persons

The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to Directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or Directors, or in which they have beneficial ownership interest of ten percent or more).  These loans have all been made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank and do not involve more than the normal risk of collectability or represent other unfavorable features.

Other than the ordinary course lending transactions described above, which must be approved by the Bank’s Board under bank regulatory requirements, all related party transactions are reviewed and approved by our Audit Committee.  This authority is provided to our Audit Committee under its written charter.  In reviewing these transactions, our Audit Committee seeks to ensure that the transaction is no less favorable to the Company than a transaction with an unaffiliated third party.  During 2015 and 2014, there were no transactions with related parties which would not have been required to be approved by our Audit Committee, and there were no related party transactions not approved by our Audit Committee.

During 2015 and 2014, the Company leased its Clinton, New Jersey, headquarters from a partnership in which Messrs. David D. Dallas and Robert H. Dallas, II are partners.  Under the lease for such facility, the partnership received aggregate rental payments of $400 thousand in 2015 and 2014.  These rent payments reflect market rent, and the lease reflects terms that are comparable to those that could have been obtained in a lease with an unaffiliated third party.  In March 2016, the Company purchased its headquarters from Messrs. David D. Dallas and Robert H. Dallas for $4.1 million.

Required Vote

DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2 – THE RATIFICATION OF THE SELECTION OF RSM US LLP AS THE COMPANY’S INDEPENDENT EXTERNAL AUDITORs FOR THE YEAR ENDING December 31, 2016.

The Audit Committee has appointed the firm of RSM US LLP to act as our independent registered public accounting firm and to audit our Consolidated Financial Statements for the fiscal year ending December 31, 2016.  This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good governance.  In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects the independent auditors for the following fiscal year.

Required Vote

the selection of RSM US LLP will be ratified by the affirmative vote of a majority of the votes cast at the annual meeting whether in person or by proxy.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE COMPANY’S SELECTION OF RSM US LLP.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting.  However, if any other matter should properly come before the Annual Meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto in what, according to their judgment, is in the interests of the Company and its shareholders.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC), shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

COMPLIANCE WITH SECTION 16(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and Directors and persons who own more than 10% of the Company’s Common Stock (who are referred to as “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received or written representations from Reporting Persons, the Company believes that, with respect to the fiscal year ended December 31, 2015, the Reporting Persons timely complied with all applicable filing requirements.

SUBMISSION OF SHAREHOLDER PROPOSALS

FOR THE 2017 ANNUAL MEETING

Any shareholder who intends to present a proposal at the 2017 Annual Meeting of Shareholders must ensure that the proposal is received by the Corporate Secretary at Unity Bancorp, Inc., 64 Old Highway 22, Clinton, New Jersey, 08809, no later than December 12, 2016, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or is otherwise submitted.

ANNUAL REPORT ON FORM 10-K

At your request, the Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K.  Please direct all inquiries to the Company’s Corporate Secretary at (908) 713-4308.

UNITY BANCORP INC

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

- Go to **www.investorvote.com/UNTY**
- Or scan the QR code with your smartphone
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Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Unity Bancorp, Inc. 2016 Annual Shareholders' Meeting to be Held on April 28, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/UNTY

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/UNTY**.
Step 2: Click on the icon on the right to view current meeting materials.
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Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 18, 2016 to facilitate timely delivery.

029ZFF

Shareholder Meeting Notice

Unity Bancorp, Inc. Annual Meeting of Shareholders will be held on April 28, 2016 at The Grand Colonial Restaurant, 86 Route 173 West, Perryville, (Hampton) NJ at 9:30 A.M.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees and FOR Proposal 2:

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Unity Bancorp, Inc. 2016 Annual Shareholders' Meeting

Directions to the Unity Bancorp, Inc. 2016 Annual Shareholders' Meeting are available in the proxy statement, which can be viewed at www.investorvote.com/UNTY.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/UNTY** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials UNTY" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 18, 2016.

029ZFF

UNITY BANCORP INC

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Withhold
01 - Mary E. Gross	☐	☐
02 - James A. Hughes	☐	☐
03 - Allen Tucker	☐	☐
04 - Aaron Tucker	☐	☐

3. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

+

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

029XME

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UNITY BANCORP INC

REVOCABLE PROXY — UNITY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS APRIL 28, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), NJ, on Thursday, April 28, 2016 at 9:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted "FOR" the proposals listed above.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Items to be voted appear on reverse side.)

UNITY BANCORP INC

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Withhold
01 - Mary E. Gross	☐	☐
02 - James A. Hughes	☐	☐
03 - Allen Tucker	☐	☐
04 - Aaron Tucker	☐	☐

3. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 6 5 3 8 5 2

029XME

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UNITY BANCORP INC

REVOCABLE PROXY — UNITY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS APRIL 28, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), NJ, on Thursday, April 28, 2016 at 9:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted "FOR" the proposals listed above.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Items to be voted appear on reverse side.)

UNITY BANCORP INC

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
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000000000.000000 ext 000000000.000000 ext
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Standard Time, on April 28, 2016.

Vote by Internet

- Go to **www.investorvote.com/UNTY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting 401(k) Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Withhold
01 - Mary E. Gross	☐	☐
02 - James A. Hughes	☐	☐
03 - Allen Tucker	☐	☐
04 - Aaron Tucker	☐	☐

3. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Mark the box to the right if you no longer wish to receive paper annual meeting materials and instead view them online ☐

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 2 6 5 3 8 5 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

029XNF

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

UNITY BANCORP INC

REVOCABLE PROXY — UNITY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS APRIL 28, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Hampton), NJ, on Thursday, April 28, 2016 at 9:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted "FOR" the proposals listed above.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Items to be voted appear on reverse side.)